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                                                                    Exhibit 10.7

                     EXHIBIT F FORM OF ASSIGNMENT OF ASSETS



                  THIS ASSIGNMENT OF ASSETS (the "ASSIGNMENT") is made as of this ____ day of ____________, 1998 between BECKMAN COULTER, INC., a Delaware corporation ("ASSIGNOR"), and AFFYMETRIX, INC., a California corporation ("ASSIGNEE").

                  WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement of even date herewith (the "AGREEMENT");

                  WHEREAS, Assignor is the owner of the Acquired Assets, as that term is defined in the Agreement, which specifically includes the license contained in that certain agreement between Assignor and Isis Innovation Limited, revised as of April 17, 1996 (the "ISIS AGREEMENT");

                  NOW, THEREFORE, in consideration of the respective covenants and promises contained herein and in the Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Assignor hereby assigns, grants, transfers, sells, sets over, conveys, and delivers to Assignee and Assignee hereby accepts and assumes all of Assignor's right, title and interest in and to all of the Acquired Assets, including without limitation, the Isis Agreement.

                  2. Assignee hereby acknowledges that Assignor is making no representation or warranty with respect to the Acquired Assets being conveyed hereby except as specifically set forth in the Agreement.

                  3. Assignee does hereby assume and agree to perform, all of Assignor's obligations under or with respect to the Isis Agreement, and any other agreements included within the Acquired Assets, accruing from and after the date hereof. Assignor shall remain liable for all of Assignor's obligations under or with respect to the Acquired Assets accruing prior to the date hereof.

                  4. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.



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                  5. This Assignment may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

                                 ASSIGNOR:

                                 BECKMAN COULTER, INC., a Delaware corporation

                                 By:
                                       ---------------------------------

                                 Name:
                                       ---------------------------------

                                 Title:
                                       ---------------------------------

                                 ASSIGNEE:

                                 AFFYMETRIX, INC., a California corporation

                                 By:
                                       ---------------------------------

                                 Name:
                                       ---------------------------------

                                 Title:
                                       ---------------------------------